SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2004

DELTA FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12109	11-33336165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1000 Woodbury Road, Suite 200, Woodbury, New York	11797-9003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On June 29, 2004, Delta Financial Corporation issued a press release announcing that it hired two new officers.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information set forth in this report and this exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 12. Results of Operations and Financial Condition

On April 28, 2004, Delta Financial Corporation issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

 On May 17, 2004, Delta Financial Corporation issued a press release announcing a revision to its financial results for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTA FINANCIAL CORPORATION

Date: June 29, 2004	By:	/s/ Marc E. Miller

Title: Senior Vice President and Secretary

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